                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Marlene Debel
            President, Presiding Officer of the Board and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Marlene Debel, President, Presiding Officer of the Board and Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Marlene Debel, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ Marlene Debel
--------------------------
Marlene Debel

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Frank Cassandra
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Frank Cassandra, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Frank Cassandra, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2019.

/s/ Frank Cassandra
--------------------------
Frank Cassandra

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Michael Borowski
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael Borowski, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Michael Borowski, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2019.

/s/ Michael Borowski
--------------------------
Michael Borowski

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Andrew Kaniuk
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Andrew Kaniuk, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Andrew Kaniuk, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ Andrew Kaniuk
--------------------------
Andrew Kaniuk

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Richard Leist
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard Leist, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Richard Leist, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2019.

/s/ Richard Leist
--------------------------
Richard Leist

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Alessandro Papa
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Alessandro Papa, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Alessandro Papa, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2019.

/s/ Alessandro Papa
--------------------------
Alessandro Papa

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Michael Zarcone
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael Zarcone, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Michael Zarcone, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ Michael Zarcone
--------------------------
Michael Zarcone

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               William O'Donnell
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, William O'Donnell, Executive Vice President and Chief Accounting Officer of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, William O'Donnell, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2019.

/s/ William O'Donnell
--------------------------
William O'Donnell

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  Anne Belden
                  Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anne Belden, Vice President and Chief Financial Officer of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Anne Belden, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2019.

/s/ Anne Belden
--------------------------
Anne Belden

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Edward Spehar, Jr.
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Edward Spehar, Jr., Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:


  . General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

  .   General American Separate Account Eleven (SEC File No. 811-04901)
      File No. 333-224524 Flexible Premium VUL 95,
      File No. 333-224525 Variable General Select Plus and Russell Select VUL, File No. 333-224526 Flexible Premium VUL100,
      File No. 333-224527 Flexible Premium VUL 98/00,
      File No. 333-524528 Joint and Last Survivor VUL 98,
      File No. 333-224529 Executive Benefit,
      File No. 333-224513 American Vision Series VUL 2002,
      File No. 333-224512 Destiny,

  . General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

  . General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

  . Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

  . Metropolitan Tower Separate Account Two (SEC File No. 811-04189) File No. 033-12302 Single Premium Multifunded Life
      File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Edward Spehar, Jr., do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the "Amendments"), by Metropolitan Tower Life Insurance Company as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

   .  Brighthouse Variable Annuity Account B
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,

   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS,
      File No. 333-133699 Group America Plus,

   .  MLIC Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
        Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),
      File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

   .  MLIC Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C,
      File No. 333-133678 Fidelity D,

   .  MLIC Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life,
      File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2019.

/s/ Edward Spehar, Jr.
--------------------------
Edward Spehar, Jr.